        TEMPORARY CERTIFICATE - EXCHANGEABLE FOR ENGRAVED CERTIFICATE
                            WHEN READY FOR DELIVERY

                                                             CLASS A
                                                          COMMON STOCK

NUMBER                                                       SHARES
-------------------------                           -------------------------

-------------------------                           -------------------------
THIS CERTIFICATE IS TRANSFERABLE                        CUSIP 35138T 10 7
IN NEW YORK, NEW YORK

                                            SEE REVERSE FOR CERTAIN DEFINITIONS

                          [LOGO] FOX
                            ENTERTAINMENT
                                GROUP

                     FOX ENTERTAINMENT GROUP, INC.
          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

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THIS CERTIFIES THAT



IS THE OWNER OF
-------------------------------------------------------------------------------
      FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK,
                         PAR VALUE $.01 PER SHARE, OF


Fox Entertainment Group, Inc. (the "Corporation"), transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

                                                                             /s/
COUNTERSIGNED AND REGISTERED:
         THE BANK OF NEW YORK                                               CHAIRMAN AND CHIEF EXECUTIVE OFFICER
              TRANSFER AGENT AND REGISTRAR
                                                     [SEAL]

BY   /s/                                                                    /s/

                        AUTHORIZED SIGNATURE                                SECRETARY

                         FOX ENTERTAINMENT GROUP, INC.

        The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.



        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common                    UNIF GIFT MIN ACT - .................... Custodian ....................
   TEN ENT - as tenants by the entireties                                       (Cust)                        (Minor)
   JT TEN  - as joint tenants with right of                              under Uniform Gifts to Minors
             survivorship and not as tenants                             Act ...............................................
             in common                                                                          (State)



    Additional abbreviations may also be used though not in the above list.






For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
 ------------------------------------
|                                    |
 ------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- shares of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________




                       _________________________________________________________
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                               WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.





Signature(s) Guaranteed:




___________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.